Property and Equipment, Net (Tables)	12 Months Ended
Apr. 30, 2023
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net	Property and equipment, net consist of the following:
	April 30, 2022	April 30, 2023
	JPY	JPY	USD
At cost:
Office equipment	1,595,525	3,223,064	23,701
Total	1,595,525	3,223,064	23,701
Accumulated depreciation	(377,440)	(1,156,051)	(8,501)
Property and equipment, net	1,218,085	2,067,013	15,200